                                  EXHIBIT 23

                        Consent of Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 17, 1996, included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-00067, 33-40610, 33-41310, 33-57648 and
33-81064).



                                                     /s/ ARTHUR ANDERSEN LLP

                                                         ARTHUR ANDERSEN LLP



Chicago, Illinois,
May 28, 1996